Exhibit 10.4

Execution Version

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), is made and entered into as of May 6, 2014, by and among inContact, Inc., a Delaware corporation (the “Company”), and the persons identified on Schedule A hereto (collectively, the “CCI Stockholders” and each individually, a “CCI Stockholder”).

WHEREAS, the Company and the CCI Stockholders are parties to an Agreement and Plan of Merger dated as of May 6, 2014 (the “Merger Agreement”), pursuant to which the CCI Stockholders have acquired a total of 4,256,244 shares of Common Stock (as defined below) of the Company; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement, and pursuant to the terms of the Merger Agreement, the parties desire to enter into this Agreement in order to grant certain registration rights as set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual and dependent covenants hereinafter set forth, the parties agree as follows:

1. Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble.

“CCI Stockholders” has the meaning set forth in the preamble.

“Commission” means the Securities and Exchange Commission or any other federal agency administering the Securities Act and the Exchange Act at the time.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company and any other common equity securities issued by the Company, and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation or other corporate reorganization).

“Company” has the meaning set forth in the preamble and includes the Company’s successors by merger, acquisition, reorganization or otherwise.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect from time to time.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of law), or any arbitrator, court or tribunal of competent jurisdiction.

“Merger Agreement” has the meaning set forth in the recitals.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Prospectus” means the prospectus or prospectuses included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

“Registrable Securities” means (a) any shares of Common Stock issued to the CCI Stockholders under the Merger Agreement, including Purchaser Restricted Stock (as defined in the Merger Agreement), and (b) any shares of Common Stock issued or issuable with respect to any shares described in subsection (a) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement covering such securities has been declared effective by the Commission and such securities have been disposed of pursuant to such effective Registration Statement, (ii) such securities are sold by the holder of the Registrable Securities in reliance on Rule 144 (or any similar provisions then in force), (iii) such securities are otherwise transferred and such securities may be resold without subsequent registration under the Securities Act, or (iv) such securities shall have ceased to be outstanding.

“Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

“Rule 144” means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as Rule 144A).

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect from time to time.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and, except as set forth in Section 5, fees and disbursements of counsel for any holder of Registrable Securities.

“Stockholder’s Agent” means the person serving as the “Stockholder’s Agent” pursuant to the terms of the Merger Agreement.

2. Registration.

(a) The Company shall prepare and file with the Commission a Registration Statement on Form S-3 covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act. The filing of the Registration Statement shall be made within five (5) business days following the later of: (i) the date the Company receives written consents of the accountants for the Company and Uptivity, Inc., required by Form S-3 to be included as exhibits to the Registration Statement; and (ii) the date on which the Form 8-K (including any amendment) reporting the acquisition of Uptivity, Inc., under the Merger Agreement and containing all financial statements and pro forma financial information requited by Item 9 of Form 8-K is filed with the Commission. The Company shall use its reasonable best efforts to cause the Registration Statement to be filed within thirty (30) days following the date of this Agreement. Such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” attached hereto as Annex A. The Company shall cause such Registration Statement to be declared effective under the Securities Act as soon as possible after filing and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is the earlier of (i) two years after the date it is declared effective, (ii) the date on which all of the Registrable Securities cease to be Registrable Securities, or (iii) the date on which all of the Registrable Securities can be sold without limitation (other than manner of sale limitations under Rule 144) in any 90-day period. The Company represents that it is qualified and agrees to remain qualified to register securities under the Securities Act pursuant to a Registration Statement on Form S-3 until the termination of this Agreement.

(b) Each CCI Stockholder (and to the extent applicable, a subsequent holder of Registrable Securities) agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Holder Questionnaire”) not less than three (3) business days prior to the date the Registration statement is required to be filed with the Commission pursuant to Section 2(a). If a holder of Registrable Securities fails to deliver to the Company a completed Selling Holder Questionnaire at least one (1) business day prior to the date the Registration statement is required to be filed with the Commission pursuant to Section 2(a), the Registrable Securities of such holder shall be excluded from the Registration statement and shall cease to be Registrable Securities subject to registration under this Agreement.

3. Lock-up Agreement. Each holder of Registrable Securities agrees that in connection with any public offering of the Company’s Common Stock or other equity securities, and upon the request of the managing underwriter in such offering, such holder shall not, without the prior written consent of such managing underwriter, during the period commencing five (5) days prior to the effective date of such registration and ending on the date specified by such managing underwriter (such period not to exceed thirty (30) days), (a) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, hedge the beneficial ownership of or otherwise dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, exercisable for or exchangeable for shares of Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 3 shall be applicable to the holders of Registrable Securities only if all officers and directors of the Company and all stockholders owning 10% or more of the Company’s outstanding Common Stock are subject to the same restrictions. Each holder of Registrable Securities agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriter that are consistent with the foregoing or which are necessary to give further effect thereto. Notwithstanding anything to the contrary contained in this Section 3, each holder of Registrable Securities shall be released, pro rata, from any lock-up agreement entered into pursuant to this Section 3 in the event and to the extent that the managing underwriter or the Company permit any discretionary waiver or termination of the restrictions of any lock-up agreement pertaining to any officer, director or holder of greater than 10% of the outstanding Common Stock.

4. Registration Procedures. The Company shall use its reasonable best efforts to effect the registration and the sale of Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as soon as reasonably practicable:

(a) subject to the terms hereof, prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective as soon as possible;

(b) prepare and file with the Commission such amendments, post-effective amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in Section 2(a) of this Agreement;

(c) at least three (3) business days before filing such Registration Statement, Prospectus or amendments or supplements thereto, furnish to the Stockholder’s Agent copies of such documents proposed to be filed, which documents shall be subject to the review, comment and approval of the Stockholder’s Agent prior to the date of filing;

(d) notify each selling holder of Registrable Securities, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

(e) furnish to each selling holder of Registrable Securities such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and any supplement thereto (in each case including all exhibits and documents incorporated by reference therein) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(f) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any selling holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holders; provided, that the Company shall not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section 3(f);

(g) notify each selling holder of such Registrable Securities, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, the Company shall prepare a supplement or amendment to such Prospectus so that such Prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(h) make available for inspection by any selling holder of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such holder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement;

(i) provide a transfer agent and registrar (which may be the same entity) for all such Registrable Securities not later than the effective date of such registration;

(j) use its reasonable best efforts to cause such Registrable Securities to be listed on each securities exchange on which the Common Stock is then listed, if any;

(k) in connection with an underwritten offering, enter into such customary agreements (including underwriting agreements in customary form) and take all such other customary actions as the holders of such Registrable Securities or the managing underwriter of such offering reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, making appropriate officers of the Company available to participate in “road show” and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registrable Securities);

(l) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make available to its stockholders an earnings statement (in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder) no later than forty-five (45) days after the end of the 12-month period beginning with the first day of the Company’s first full fiscal quarter after the effective date of such Registration Statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

(m) in connection with an underwritten offering, furnish to each underwriter (i) a legal opinion of the Company’s outside counsel in form and substance as is customarily given in opinions of the Company’s counsel to underwriters in underwritten public offerings; and (ii) a “comfort” letter signed by the Company’s independent certified public accountants in form and substance as is customarily given in accountants’ letters to underwriters in underwritten public offerings;

(n) without limiting Section 3(f) above, use its reasonable best efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the holders of such Registrable Securities to consummate the disposition of such Registrable Securities in accordance with their intended method of distribution thereof;

(o) notify the holders of Registrable Securities promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

(p) advise the holders of Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

(q) otherwise use its reasonable best efforts to take all other steps necessary to effectuate the registration of such Registrable Securities contemplated hereby.

5. Expenses. All expenses (other than Selling Expenses) incurred by the Company in complying with its obligations pursuant to this Agreement and in connection with the registration and disposition of Registrable Securities, including, without limitation, all registration and filing fees, underwriting expenses (other than fees, commissions or discounts), expenses of any audits incident to or required by any such registration, fees and expenses of complying with securities and “blue sky” laws, printing expenses, and fees and expenses of the Company’s counsel and accountants, shall be paid by the Company. If any opinion of counsel with respect to any of the holders of Registrable Securities is required or requested in connection with the registration of the Registrable Securities, the fees of one set of counsel for the holders of Registrable Securities related to all such opinions of counsel shall be paid by the Company. All other Selling Expenses relating to Registrable Securities registered pursuant to this Agreement shall be borne and paid by the holders of such Registrable Securities, in proportion to the number of Registrable Securities registered for each such holder.

6. Indemnification.

(a) The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, such holder’s officers, directors, managers, members, partners, stockholders and Affiliates, each underwriter, broker or any other Person acting on behalf of such holder of Registrable Securities and each other Person, if any, who controls any of the foregoing Persons within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against all losses, claims, actions, damages, liabilities and expenses, joint or several, to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 promulgated under the Securities Act) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance; and shall reimburse such Persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, action, damage or liability, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein.

(b) In connection with any registration in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify and hold harmless, the Company, each director of the Company, each officer of the Company who shall sign such Registration Statement, each underwriter, broker or other Person acting on behalf of the holders of Registrable Securities and each Person who controls any of the foregoing Persons within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, actions, damages, liabilities or expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 promulgated under the Securities Act) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such Registration Statement in reliance on and in conformity with information provided to the Company by such holder in writing expressly for use in the Registration Statement; provided, that the obligation to indemnify shall be several, not joint and several, for each holder and shall be limited to the net proceeds (after underwriting fees, commissions or discounts) actually received by such holder from the sale of Registrable Securities pursuant to such Registration Statement.

(c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in this Section 6, such indemnified party shall, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party hereunder. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense of the claims in any such action that are subject or potentially subject to indemnification hereunder, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after written notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, that if (i) any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity provided hereunder, or (ii) such action seeks an injunction or equitable relief against any indemnified party or involves actual or alleged criminal activity, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party without such indemnified party’s prior written consent (but, without such consent, shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party that is reasonably related to the matters covered by the indemnity provided hereunder. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicting indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration who are also indemnified parties, at the expense of the indemnifying party. No indemnifying party, in the defense of any such claim shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that (i) does not include as an term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim, (ii) includes an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (iii) commits any indemnified party to take or refrain from taking any action.

(d) If the indemnification provided for hereunder is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each holder of Registrable Securities, to an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation that does not take account of the equitable considerations referred to herein. No Person guilty or liable of fraudulent misrepresentation shall be entitled to contribution from any Person.

7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder that is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of such underwriting arrangements.

8. Rule 144 Compliance. With a view to making available to the holders of Registrable Securities the benefits of Rule 144 under the Securities Act and any other rule or regulation of the Commission that may at any time permit a holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3 (or any successor form), the Company shall:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the Registration Statement;

(b) use reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to any holder so long as the holder owns Registrable Securities, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed or furnished by the Company as such holder may reasonably request in connection with the sale of Registrable Securities without registration.

9. Termination. This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Securities outstanding; provided, that the provisions of Section 5 and Section 6 shall survive any such termination.

10. Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9).

If to the Company:

inContact, Inc.

7730 South Union Park Avenue, Suite 500

Salt Lake City, UT 84047

Attention: Daniel G. Lloyd, General Counsel

Facsimile: (801) 452-7941

Email: daniel.lloyd@incontact.com

If to any CCI Stockholder:

To such CCI Stockholder’s address as set forth in the register of stockholders or other records maintained by the Company.

11. Entire Agreement. This Agreement, together with the Merger Agreement and any related exhibits and schedules thereto, constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. Notwithstanding the foregoing, in the event of any conflict between the terms and provisions of this Agreement and those of the Merger Agreement, the terms and conditions of this Agreement shall control.

12. Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Each CCI Stockholder may assign its rights hereunder to any purchaser or transferee of Registrable Securities; provided, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as a CCI Stockholder whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was originally included in the definition of a CCI Stockholder herein and had originally been a party hereto.

13. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

14. Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

15. Amendment, Modification and Waiver. The provisions of this Agreement may only be amended, modified, supplemented or waived with the prior written consent of the Company and the holders of a majority of the Registrable Securities. No waiver by any party or parties shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

16. Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

17. Remedies. Each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company acknowledges that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and the Company hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

18. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction). Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States sitting in the State of Delaware or the state courts of the State of Delaware, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

19. Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby. Each party to this Agreement certifies and acknowledges that (a) no representative of any other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver in the event of a legal action, (b) such party has considered the implications of this waiver, (c) such party makes this waiver voluntarily, and (d) such party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 19.

20. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date first written above.

inContact, Inc.

By:

Name:
Title:

CCI Stockholder

Print name of stockholder

By:

Name:
Title:

Signature Page to Registration Rights Agreement

SCHEDULE A

CCI STOCKHOLDERS

Edison Venture Fund VII, LP

Jeffrey Canter

Raymond Bohac

Kenton Bowen

Aaron Cash

Richard Daley

Patrick Hall

Mark A. Studer

Tarne Tassniyom

ANNEX A

PLAN OF DISTRIBUTION

The Selling Shareholders may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The Selling Shareholders may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales effected after the date the registration statement of which this prospectus is a part is declared effective by the SEC;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the Selling Shareholders to sell a specified number of such shares at a stipulated price per share; and

•	a combination of any such methods of sale.

The Selling Shareholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of Selling Shareholders to include the pledgee, transferee or other successors-in-interest as Selling Shareholders under this prospectus. The Selling Shareholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors-in-interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the Selling Shareholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The Selling Shareholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Shareholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the Selling Shareholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the Selling Shareholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

The Selling Shareholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of that Rule.

The Selling Shareholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the Selling Shareholders, the respective purchase prices and public offering prices, the names of any agent, dealer or underwriter, or any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

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In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers.

The Selling Shareholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Securities Exchange Act of 1934, which may limit the timing of purchases and sales of any of the shares of common stock by the selling security holders and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will indemnify the Selling Shareholders against certain liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus. The Selling Shareholders may agree to indemnify any agent, dealer, or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person by the Securities Act.

We will bear all expenses of the registration of the shares of common stock covered by this prospectus.

Once sold under the shelf registration statement of which this prospectus is a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

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ANNEX B

SELLING STOCKHOLDER QUESTIONNAIRE

inContact, Inc.

7730 South Union Park Avenue, Suite 500

Salt Lake City, UT 84047

Ladies and Gentlemen:

The undersigned acknowledges that he/she/it is a beneficial owner of securities of inContact, Inc., (the “Company”). The undersigned understands that, pursuant to the Registration Rights Agreement dated             , 2014, he/she/it will be named as a selling stockholder in the prospectus that forms a part of the Company’s Registration Statement on Form S-3 (the “Registration Statement”). The Registration Statement registers for resale under the Securities Act of 1933, as amended (the “Securities Act”), the securities the undersigned beneficially owns that are disclosed in response to Question 5(b) of this Questionnaire (the “Registrable Securities”). The Company will use the information that the undersigned provides in this Questionnaire to ensure the accuracy of the Registration Statement and the prospectus.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of securities to be registered under the Registration Statement are advised to consult their own securities counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

The undersigned acknowledges that by completing, dating, executing and returning this Questionnaire to the Company, he/she/it is giving written notice to the Company of its desire to have the securities disclosed in response to Question 5(b) of this Questionnaire included in the Registration Statement.

Please answer every question.

If the answer to any question is “none” or “not applicable,” please so state.

1. Name. Type or print the full legal name of the selling securityholder.

2. Contact Information. Provide the address, telephone number, fax number and email address of the selling securityholder.

Address:

Phone:

Fax:

Email:

3. Relationship with the Company. Describe the nature of any position, office or other material relationship the selling securityholder has had with the Company during the past three years.

4. Organizational Structure. Please indicate or (if applicable) describe how the selling securityholder is organized.

Is the selling securityholder a natural person?	☐ Yes	☐ No

(If so, please mark the box and skip to Question 5.)

Is the selling securityholder a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)?	☐ Yes	☐ No

(If so, please mark the box and skip to Question 5.)

Is the selling securityholder a majority-owned subsidiary of a reporting company under the Exchange Act?	☐ Yes	☐ No

(If so, please mark the box and skip to Question 5.)

Is the selling securityholder a registered investment company under the Investment Company Act of 1940?	☐ Yes	☐ No

(If so, please mark the box and skip to Question 5.)

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If the answer to all of the foregoing questions is “no,” please describe: (i) the exact legal description of the selling securityholder (e.g., corporation, partnership, limited liability company, etc.); (ii) whether the legal entity so described is managed by another entity and the exact legal description of such entity (repeat this step until the last entity described is managed by a person or persons, each of whom is described in any one of (a) through (d) above); (iii) the names of each person or persons having voting and investment control over the Company’s securities that the entity owns (e.g., director(s), general partner(s), managing member(s), etc.).

(a)	Legal Description of Entity:

(b)	Name of Entit(ies)/(y) Managing Such Entity (if any):

(c)	Name of Entit(ies)/(y) Managing such Entit(ies)/(y) (if any):

(d)	Name(s) of Natural Person(s) Having Voting or Investment Control Over the Shares Held by such Entit(ies)/(y):

5. Ownership of the Company’s Securities. This question covers beneficial ownership of the Company’s securities. Please consult Appendix A to this Questionnaire for information as to the meaning of “beneficial ownership.” State (a) the number of shares of the Company’s common stock (including any shares issuable upon exercise of warrants or other convertible securities) that the selling securityholder beneficially owned as of the date this Questionnaire is signed and (b) the number of such shares of the Company’s common stock that the selling securityholder wishes to have registered for resale in the Registration Statement:

(a)	Number of shares of common stock and other equity securities owned:

(b)	Number of shares of common stock and other equity securities owned to be registered for resale in the Registration Statement:

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6. Acquisition of Shares. If the selling securityholder did not acquire the securities to be sold directly from the Company please describe below the manner in which the securities were acquired including, but not limited to, the date, the name and address of the seller(s), the purchase price and pursuant to which documents (the “Acquisition Documents”) and please forward such documents as provided below.

7. Broker-Dealer Status.

(a) Is the selling securityholder a broker-dealer?	☐ Yes	☐ No

If the answer to Section 7(a) is “yes,” did the selling securityholder receive the Registrable Securities as compensation for investment banking services to the Company? Note: If the answer to 7(b) is “no,” SEC guidance has indicated that the selling securityholder should be identified as an underwriter in the Registration Statement.	☐ Yes	☐ No

(b) Is the selling securityholder an affiliate of a broker-dealer?	☐ Yes	☐ No

If the selling securityholder is an affiliate of a broker-dealer, does the selling securityholder certify that it purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, the selling securityholder had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities? Note: If the answer to 7(d) is “no,” SEC guidance has indicated that the selling securityholder should be identified as an underwriter in the Registration Statement.	☐ Yes	☐ No

8. Plan of Distribution. The undersigned has reviewed the proposed “Plan of Distribution” or “Underwriting” section in the Registration Statement or an applicable prospectus supplement and agrees that the statements contained therein reflect its intended method(s) of distribution or, to the extent these statements are inaccurate or incomplete, the undersigned has communicated in writing to one of the parties listed above its signature any changes to the proposed “Plan of Distribution” that are required to make these statements accurate and complete.

☐ (Please insert an “X” to the left if you have made any changes)

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9. Legal Proceedings with the Company. Is the Company a party to any pending legal proceeding in which the selling securityholder is named as an adverse party?

☐ Yes            ☐ No

State any exceptions here:

10. Reliance on Responses. The undersigned acknowledges and agrees that the Company and its legal counsel shall be entitled to rely on its responses in this Questionnaire in all matters pertaining to the Registration Statement and the sale of any Registrable Securities pursuant to the Registration Statement.

The undersigned hereby acknowledges and is advised of the SEC’s Compliance and Disclosure Interpretation 239.10 regarding short selling:

An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

If the Company is required to file a new or additional registration statement to register Registrable Securities beneficially owned by the selling securityholder, the undersigned hereby agrees to complete and return to the Company, upon the request of the Company, a new Questionnaire (in a form substantially similar to this Questionnaire).

If the selling securityholder transfers all or any portion of its Registrable Securities after the date on which the information in this Questionnaire is provided to the Company, the undersigned hereby agrees to notify the transferee(s) at the time of transfer of its rights and obligations hereunder.

By signing below, the undersigned represents that the information provided herein is accurate and complete. The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

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By signing below, the undersigned consents to the disclosure of the information contained herein and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: , 2014	Beneficial Owner:

By:
Name:
Title:

AS SOON AS POSSIBLE, PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

inContact, Inc.

7730 South Union Park Avenue, Suite 500

Salt Lake City, UT 84047

Attention: Daniel G. Lloyd, General Counsel

Facsimile: (801) 452-7941

Email: daniel.lloyd@incontact.com

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APPENDIX A

DEFINITION OF “BENEFICIAL OWNERSHIP”

1. A “Beneficial Owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(a) Voting power which includes the power to vote, or to direct the voting of, such security; and/or

(b) Investment power which includes the power to dispose, or direct the disposition of, such security.

Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

2. Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

3. Notwithstanding the provisions of paragraph (1), a person is deemed to be the “beneficial owner” of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (a) through the exercise of any option, warrant or right; (b) through the conversion of a security; (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

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